The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

LETTER OF TRANSMITTAL
FOR COMMON SHARES OF
WESTERN GOLDFIELDS INC.

This Letter of Transmittal is for use by registered holders (“Registered Western Shareholders”) of common shares (“Western Shares”) of Western Goldfields Inc. (“Western”) in connection with the proposed transaction (the “Transaction”) involving New Gold Inc. (“New Gold”) that is being submitted for approval at the special meeting of Western Shareholders scheduled to be held on May 14, 2009 (the “Meeting”).  Western Shareholders are referred to the Notice of Special Meeting of Western Shareholders, management information circular and management information circular supplement dated as of April 8, 2009 (collectively, the “Circular”) prepared in connection with the Meeting that accompanies this Letter of Transmittal.  Capitalized terms used but not defined in this Letter of Transmittal have the meanings set out in the Circular.

This Letter of Transmittal is for use by Registered Western Shareholders only and is not to be used by beneficial holders of Western Shares (the “Beneficial Shareholders”). A Beneficial Shareholder does not hold Western Shares in its name but such Western Shares are held by an Intermediary or clearing agency such as CDS. If you are a Beneficial Shareholder you should contact your Intermediary for instructions and assistance in delivering your certificates representing Western Shares and receiving the Consideration for such Western Shares.  In addition, this Letter of Transmittal is not for the use of the Qualifying Holdco Shareholders who elect the Holdco Alternative, which instead requires the Qualifying Holdco Shareholders to send a notice in writing to New Gold or the Depositary in accordance with the instructions provided for in the Circular.

The Transaction is anticipated to close on or about June 1, 2009. If the Transaction is completed, then, at the Effective Time, Western Shareholders (other than Dissenting Shareholders) will be entitled to receive, in exchange for each Western Share, one New Gold Share and C$0.0001 in cash.

In order to receive the appropriate number of New Gold Shares and a cheque representing the cash payment that a Western Shareholder is entitled to receive pursuant to the Transaction, Western Shareholders are required to deposit the certificates representing their Western Shares held by them with Computershare Investor Services Inc. (the “Depositary”).  This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany all certificates for Western Shares deposited for payment of the Consideration pursuant to the Transaction.

No fractional New Gold Shares shall be issued to Western Shareholders.  The number of New Gold Shares to be issued to Western Shareholders shall be rounded down to the nearest whole New Gold Share in the event that a Western Shareholder is entitled to a fractional share.  Any cash consideration owing to a Western Shareholder shall be rounded up to the next whole cent.

The Transaction will be immediately taxable to a Western Shareholder who is resident in Canada for the purposes of the Income Tax Act (Canada) (the “Tax Act”) or a Western Shareholder who is not resident in Canada for the purposes of the Tax Act and whose Western Shares are “taxable Canadian property” and not “treaty-protected property” (as each term is defined in the Tax Act), unless such Western Shareholder files a tax election form (duly executed by New Gold) with the Canada Revenue Agency and any applicable provincial tax authority by the applicable deadline, in which case a full or partial tax deferral may be obtained.  If you are (i) a Registered Western Shareholder who is also a Beneficial Shareholder or (ii) an Intermediary who represents a Beneficial Shareholder, who qualifies as an “Eligible Holder” (as such terms are defined in the Circular) you may request a tax election package by completing Box “F” in this Letter of Transmittal.

Western Shareholders who do not deliver their Western Share certificates and all other required documents to the Depositary on or before the date which is six years after the Effective Date will lose their right to receive New Gold Shares and cash for their Western Shares.

TO:	COMPUTERSHARE INVESTOR SERVICES INC., at the offices set out herein
AND TO:	WESTERN GOLDFIELDS INC.
AND TO:	NEW GOLD INC.

Please read the Circular and the instructions set out below carefully before completing this Letter of Transmittal.  Delivery of this Letter of Transmittal to an address other than as set forth herein will not constitute a valid delivery.  If Western Shares are registered in different names, a separate Letter of Transmittal must be submitted for each different registered owner.  See Instruction 2.

In connection with the Transaction being considered for approval at the Meeting, the undersigned hereby deposits with the Depositary the enclosed certificate(s) representing Western Shares, details of which are as follows:

Certificate Number(s)	Name(s) in which Registered	Number of Western Shares Represented by Certificate

TOTAL

(Please print or type.  If space is insufficient, please attach a list to this Letter of Transmittal in the above form.)

It is understood that, upon receipt of this Letter of Transmittal duly completed and signed and of the certificate(s) representing the Western Shares deposited herewith (the “Deposited Shares”) and following the Effective Time of the Transaction, the Depositary will deliver to the undersigned certificates representing the New Gold Shares that the undersigned is entitled to receive under the Transaction and a cheque issued by the Depositary representing the amount of cash the undersigned is entitled to receive, or hold such New Gold Shares and cheque for pick-up in accordance with the instructions set out below, and the certificate(s) representing the Deposited Shares will forthwith be cancelled.

The undersigned holder of Western Shares represents and warrants in favour of Western and New Gold that: (i) the undersigned is the registered holder of the Deposited Shares and that such Deposited Shares represent all of the Western Shares beneficially owned, directly or indirectly, by the undersigned; (ii) such Deposited Shares are owned by the undersigned free and clear of all mortgages, liens, charges, encumbrances, security interests and adverse claims; (iii) the undersigned has full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign, transfer and deliver the Deposited Shares and that, when the consideration is paid, none of Western and New Gold, or any successor thereto will be subject to any adverse claim in respect of such Deposited Shares; (iv) the Deposited Shares have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Deposited Shares, to any other person; (v) the surrender of the Deposited Shares complies with applicable laws; (vi) all information inserted by the undersigned into this Letter of Transmittal is complete, true and accurate; (vii) unless the undersigned shall have revoked this Letter of Transmittal by notice in writing given to the Depositary by no later than 5:00 p.m. (Toronto time) on the business day preceding the date of the Meeting or, if the Meeting is adjourned or postponed, on the business day preceding the date of the reconvened Meeting, the undersigned will not, prior to such time, transfer or permit to be transferred any of such Deposited Shares; and (viii) the payment of the appropriate number of New Gold Shares and appropriate cash consideration to the undersigned holder of Western Shares will completely discharge any and all obligations of Western, New Gold and the Depositary with respect to the matters contemplated by this Letter of Transmittal. These representations and warranties shall survive the completion of the Transaction.

Except for any proxy deposited with respect to the vote on the Arrangement Resolution in connection with the Meeting, the undersigned revokes any and all authority, other than as granted in this Letter of Transmittal, whether as agent, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares and no subsequent authority, whether as agent, attorney-in-fact, proxy or otherwise, will be granted with respect to the Deposited Shares.

The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Depositary to be reasonably necessary or desirable to complete the transfer of the Deposited Shares contemplated by this Letter of Transmittal.

The undersigned hereby acknowledges that the delivery of the Deposited Shares shall be effected and the risk of loss to such Deposited Shares shall pass only upon proper receipt thereof by the Depositary. The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Depositary to be reasonably necessary or desirable to complete the transfer of the Deposited Shares.

Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, legal representatives, successors and assigns of the undersigned.

The undersigned instructs New Gold and the Depositary to mail the certificate(s) representing the New Gold Shares that the undersigned is entitled to pursuant to the Transaction, and cheque representing payment for the Deposited Shares promptly after the Effective Time, by first-class insured mail, postage prepaid, to the undersigned, or to hold such certificate(s) for New Gold Shares and cheque for the Deposited Shares for pick-up, in accordance with the instructions given below.

If the Transaction is not completed or proceeded with, the enclosed certificate(s) and all other ancillary documents will be returned forthwith to the undersigned at the address set out below in Box “D” or, failing such address being specified, to the undersigned at the last address of the undersigned as it appears on the securities register of Western.

It is understood that the undersigned will not receive the applicable consideration under the Transaction in respect of the Deposited Shares until the certificate(s) representing the Deposited Shares owned by the undersigned are received by the Depositary at the address set forth on the back of this Letter of Transmittal, together with a duly completed Letter of Transmittal and such additional documents as the Depositary may require, and until the same are processed by the Depositary. It is understood that under no circumstances will interest accrue or be paid on the consideration payable in respect of the Deposited Shares in connection with the Transaction.

By reason of the use by the undersigned of an English language Letter of Transmittal, the undersigned and each of you shall be deemed to have required that any contract in connection with the delivery of the Western Shares pursuant to the Transaction through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language.  En raison de l’utilisation d’une lettre d’envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés avoir requis que tout contrat attesté par ceci et son acceptation au moyen de la présente letter d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en langue anglaise.

BOX A PAYMENT AND ISSUANCE INSTRUCTIONS ☐ issue cheque and New Gold Shares in the name of: (please print or type)
BOX B
SPECIAL DELIVERY INSTRUCTIONS
To be completed ONLY if the cheque and New Gold Shares to which the undersigned is entitled pursuant to the Transaction is to be sent to someone other than the person shown in Box “A” or to an address other than the address shown on Box “A”
☐  Same address as Box “A”; or

(Name)
(Street Address and Number)	(Name)
(City and Province or State)	(Street Address and Number)
(Country and Postal (Zip) Code)	(City and Province or State)
(Telephone – Business Hours)	(Country and Postal (Zip) Code)
Social Insurance Number, Social Security Number or Taxpayer Identification Number)

BOX C – SPECIAL PICK-UP INSTRUCTIONS ☐ HOLD FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY WHERE THE WESTERN SHARES WERE DEPOSITED

BOX D
DELIVERY INSTRUCTIONS
(in the event the Transaction is not completed)

To be completed by all Western Shareholders by selecting one box below.

☐ Mail Certificate(s) to (please fill in address for mailing):
_______________________________________________

_______________________________________________

_______________________________________________
or
☐ Hold certificate(s) for pick-up at the office of the Depositary where the Western Shares were deposited.

BOX E
To be completed by all Western Shareholders by selecting one box below.
Indicate whether or not you are a U.S. Shareholder (as described below) or are acting on behalf of a U.S. Shareholder.
☐ The owner signing above represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder.  (See “Instructions- Important U.S. Federal Tax Information for Shareholders” below).
OR
☐ The owner signing above is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.
A “U.S. Shareholder” is any Western Shareholder that is either (1) providing an address in Box “A” or Box “B” that is located within the United States or any territory or possession thereof or (2) a U.S. person for United States federal income tax purposes.
If you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder, then in order to avoid backup withholding you must complete and submit to the Depositary the Substitute Form W-9 included below or otherwise provide certification that you are exempt from backup withholding, (See “Instructions- Important U.S. Federal Tax Information for Shareholders” below).  If you require a Form W-8, please contact the Depositary.

BOX F
TAX DEFERRAL ELECTION

☐
Check this box if the beneficial owner of the deposited Western Shares represented by the certificates listed on page 2 of this Letter of Transmittal, (1) is an Eligible Holder (defined below), and (2) would like to make the joint election with New Gold described in the sections “Shareholders Resident in Canada – Exchange of Western Shares – Tax Deferred Rollover Under The Tax Act” and “Shareholders Not Resident in Canada – Exchange of Western Shares and Disposition of New Gold Shares” in the Circular.  Eligible Holders who are Registered Western Shareholders who check this box and submit this Letter of Transmittal will receive a tax instruction letter from the Depositary, including options for completing the tax election, a tax questionnaire and the appropriate election forms.

The joint tax election can only be made by beneficial owners of Western Shares who are Eligible Holders.  No joint tax election will be made with any other persons.

An “Eligible Holder’’ means a beneficial owner of Western Shares who: (1) is a resident of Canada for purposes of the Tax Act (other than a person who is exempt from tax under Part I of the Tax Act), or a partnership any member of which is a resident of Canada for purposes of the Tax Act (other than a person who is exempt from tax under Part I of the Tax Act), or (2) is not, and is not deemed to be, resident in Canada for the purposes of the Tax Act and whose Western Shares are “taxable Canadian property” and not “treaty-protected property”, as each term is defined in the Tax Act.

If you are requesting a tax instruction letter, please respond to the following statements by checking the appropriate box:

Yes	No

☐	☐	The undersigned is a partnership

☐	☐	The undersigned intends to file an election in Québec

BOX G – SIGNATURE GUARANTEE

Signature guaranteed by
(if required under Instruction 3):
_______________________________________________
Authorized Signature
_______________________________________________
Name of Guarantor (please print or type)
_______________________________________________
Address (please print or type)
_______________________________________________
Area Code and Telephone Number

BOX H – SIGNATURE

Dated: __________________________
_______________________________________________
(Signature of Western Shareholder or authorized representative)
_______________________________________________
(Signature of any joint holder)
_______________________________________________
(Name of Shareholder)
_______________________________________________
(Name of Authorized representative)
_______________________________________________
(Social Insurance Number, Social Security Number or Taxpayer Identification Number)
_______________________________________________
(Daytime Telephone Number of Western Shareholder or Authorized Representative)
_______________________________________________
(Daytime Facsimile Number of Western Shareholder or Authorized Representative)

BOX I

(To be completed by U.S. Shareholders - See “Instructions- Important U.S. Federal Tax Information for Shareholders” below)

SUBSTITUTE Form W-9	Request for Taxpayer Identification Number (“TIN”)

Name (as shown on your income tax return):

Business Name, if different from above:

Check appropriate box:	☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other_________

☐ Limited liability company. Enter the tax classification (D = disregarded entity, C = corporation, P = partnership)

☐ Exempt from backup withholding

Address (number, street, and apt or suite no.):

City, state, and ZIP code:

List account number(s) here (optional):

Part I — Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box.  The TIN provided must match the name given on the first line above to avoid backup withholding.  For individuals, this is your social security number.  However, for a resident alien, sole proprietor, or disregarded entity, see the instructions below.  For other entities, it is your employer identification number (“EIN”).  If you do not have a TIN, see Substitute W-9 Instructions – “How to get a TIN” below.

Note:  If the account is in more than one name, see the chart below to determine what number to enter.
______________________________________ Social Security Number OR ______________________________________ Employer Identification Number

Part II — Certification

Under penalties of perjury, I certify that:

(1)	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)
I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)	I am a U.S. citizen or other U.S. person (including a U.S. resident alien).

Certification instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.  However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign here	Signature of U.S. person ___________________________

Date ___________________________, 2009.

Substitute W-9 Instructions

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an Individual Retirement Arrangement (“IRA”).

U.S. person. Use this Substitute Form W-9 (“Form W-9”) only if you are a U.S. person (including a resident alien) to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1.	Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2.	Certify that you are not subject to backup withholding, or

3.	Claim exemption from backup withholding if you are a U.S. exempt payee.

In 3 above, if applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

For U.S. federal income tax purposes, you are considered a U.S. person if you are:

•	An individual who is a citizen or resident of the United States,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in U.S. Treasury Regulations section 301.7701-7)

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business.  Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax.  Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

•	The U.S. owner of a disregarded entity and not the entity,

•	The U.S. grantor or other owner of a grantor trust and not the trust, and

•	The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person.  If you are a foreign person, do not use Form W-9.  Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income.  However, most tax treaties contain a provision known as a “saving clause.”  Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1.	The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2.	The treaty article addressing the income.

3.	The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4.	The type and amount of income that qualifies for the exemption from tax.

5.	Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States.  Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years.  However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States.  A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments.  This is called “backup withholding.”  Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators.  Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payment you receive will be subject to backup withholding if:

1.	You do not furnish your TIN to the requester,

2.	You do not certify your TIN when required (see the Part II Certification instructions below for details).

3.	The IRS tells the requester that you furnished an incorrect TIN,

4.	The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5.	You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding.  See the instructions below.

Also see Special rules for partnerships above.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to wilful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Wilfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name.  If you are an individual, you must generally enter the name shown on your income tax return.  However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line.  You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.  If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under U.S. Treasury Regulations section 301.7701-3, enter the owner’s name on the “Name” line.  Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line.  This name should match the name shown on the charter or other legal document creating the entity.  You may enter any business, trade, or DBA name on the “Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding.  If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt from backup withholding” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding.  Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. Backup withholding is not required on any payments made to the following payees:

1.	An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2.	The United States or any of its agencies or instrumentalities,

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4.	A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5.	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6.	A corporation,

7.	A foreign central bank of issue,

8.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9.	A futures commission merchant registered with the Commodity Futures Trading Commission,

10.	A real estate investment trust,

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940,

12.	A common trust fund operated by a bank under section 584(a),

13.	A financial institution,

14.	A middleman known in the investment community as a nominee or custodian, or

15.	A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding.  The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt payees except for 9

Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt payees 1 through 5

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 7[2]

1.	See Form 1099-MISC, Miscellaneous Income, and its instructions.

2.
However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding:  medical and health care payments, attorneys’ fees; and payments for services paid by a federal executive agency.

Part I.  Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN).  Enter it in the social security number box.  If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.  However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) above), enter your SSN (or EIN, if the owner has one).  If the LLC is a corporation, partnership, etc., enter the entity’s EIN.

Note. See the chart below for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately.  To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov.  You may also get this form by calling 1-800-772-1213.  Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN.  You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number under Starting a Business.  You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester.  For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments.  The 60-day rule does not apply to other types of payments.  You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution:  A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II.  Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9.  You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required).  Exempt recipients, see Exempt From Backup Withholding above.

Signature requirements.  Complete the certification as indicated in 1 through 5 below.

1.	Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2.
Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983.  You must sign the certification or backup withholding will apply.  If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3.	Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4.
Other payments.  You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN.   “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5.
Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions.  You must give your correct TIN, but you do not have to sign the certification

What Name and Number to Give the Requester
For this type of account:	Give name and SSN of:

1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]

b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]

5. Sole proprietorship or disregarded entity owned by an individual	The owner[3]

For this type of account:	Give Name and EIN of:

6. Disregarded entity not owned by an individual	The owner[3]

7. A valid trust, estate, or pension trust	Legal entity[4]

8. Corporate or LLC electing corporate status on Form 8832	The corporation

9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

10. Partnership or multi-member LLC	The partnership

11. A broker or registered nominee	The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.
[3]
You must show your individual name and you may also enter your business or “doing business as” name on the second name line.  You may use either you SSN or EIN (if you have one).  If you are a sole proprietor, the IRS encourages you to use your SSN.

[4]
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships above.

Note.  If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

Privacy Act Notice

You must provide your TIN whether or not you are required to file a tax return.  Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer.  Certain penalties may also apply.  Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA.  The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return.  The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws.  We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return.  Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer.  Certain penalties may also apply.

INSTRUCTIONS

1.	Use of Letter of Transmittal

(a)	Western Shareholders should read the accompanying Circular prior to completing this Letter of Transmittal.

(b)
This Letter of Transmittal duly completed and signed (or an originally signed facsimile copy thereof) together with accompanying certificates representing the Western Shares and all other required documents must be sent or delivered to the Depositary at the addresses set out on the back of this Letter of Transmittal.  In order to receive the consideration payable under the Transaction for the Deposited Shares, it is recommended that the foregoing documents be received by the Depositary at the address set out on the back of this Letter of transmittal by no later than 5:00 p.m. (Toronto time) on May 22, 2009.

(c)
The method used to deliver this Letter of Transmittal and any accompanying certificates representing Western Shares and all other required documents is at the option and risk of the Western Shareholder and delivery will be deemed effective only when such documents are actually received. Western recommends that the necessary documentation be hand delivered to the Depositary at the address set out on the back of this Letter of Transmittal, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended. Western Shareholders whose Western Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Western Shares. Delivery to an office other than to the specified office does not constitute delivery for this purpose.

(d)
Western reserves the right if it so elects in its absolute discretion to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal and/or accompanying documents received by it.

2.	Signatures

This Letter of Transmittal must be completed and signed by the holder of Western Shares or by such holder’s duly authorized representative (in accordance with paragraph 4 below of these Instructions).

(a)
If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such deposited certificate(s) are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(b)
If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if a cheque and/or certificate(s) representing New Gold Shares are to be issued to a person other than the registered owner(s):

(i)	such deposited certificate(s) must be endorsed or be accompanied by appropriate share transfer power(s) of attorney duly and properly completed by the registered owner(s); and

(ii)
the signature(s) on such endorsement or share transfer power(s) of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in paragraph 3 below of these Instructions.

(c)
If any of the Deposited Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Deposited Shares.

3.	Guarantee of Signatures

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Western Shares or if the payment is to be issued in a name other than the registered owner(s) of the Western Shares, such signature must be guaranteed by an Eligible Institution (see below), or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution). An “Eligible Institution” means a Canadian Schedule I chartered bank, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the National Association of Securities Dealers or banks and trust companies in the United States.

4.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal or any share transfer power(s) of attorney is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. Western, New Gold or the Depositary, at their discretion, may require additional evidence of authority or additional documentation.

5.	Delivery Instructions

All certificate(s) representing New Gold Shares and cheque(s) to be issued in exchange for the Deposited Shares will be issued in the name of the person indicated in Box “A” and delivered to the address indicated in Box “A” (unless another address has been provided in Box “B”).  If any certificate(s) representing New Gold Shares and cheque(s) are to be held for pick-up at the offices of the Depositary, complete Box “C”.  If neither Box “A” nor Box “B” is completed, any certificate(s) representing New Gold Shares and cheque(s) issued in exchange for the Deposited Shares will be issued in the name of the registered holder of the Deposited Shares and will be mailed to the address of the registered holder of the Deposited Shares as it appears on the register of Western. Any certificate(s) or cheque(s) mailed in accordance with this Letter of Transmittal will be deemed to be delivered at the time of mailing.

6.	Lost Certificates

If a certificate representing Western Shares has been lost, stolen or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary and/or the registrar and transfer agent for the Western Shares will respond with replacement requirements (which may include bonding requirement) that must be satisfied in order for the undersigned to receive payment of the consideration in accordance with the Transaction.

7.	Return of Certificates

If the Transaction does not proceed for any reason, any certificate(s) for Western Shares received by the Depositary will be returned to you forthwith in accordance with your delivery instructions in Box “D”, or failing such address being specified, to the undersigned at the last address of the undersigned as it appears on the securities register of Western.

8.	Important U.S. Federal Income Tax Information for Shareholders

Any discussion of U.S. federal tax issues set forth in this Letter of Transmittal was written in connection with the marketing of the Transaction.  Such discussion was not intended or written to be used, and it cannot be used, by any person for the purpose of avoiding any penalties that may be imposed on such person.  Each person should seek advice based on its particular circumstances from an independent tax advisor.

Under current U.S. federal income tax law, a U.S. Shareholder who receives New Gold Shares and cash in exchange for Western Shares may be subject to backup withholding on all reportable payments received pursuant to the exchange. To prevent backup withholding, each U.S. Shareholder must provide the Depositary with its correct TIN (an employer identification number or for an individual, a social security number) by completing the Substitute Form W-9 set out in Box 1 above in accordance with the instructions attached thereto, which requires such holder to certify under penalty of perjury: (1) that the TIN provided is correct (or that such holder is awaiting a TIN); (2) that (i) the holder is exempt from backup withholding; (ii) the holder has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends; or (iii) the IRS has notified the holder that it is no longer subject to backup withholding; and (3) that the holder is a U.S. citizen or other U.S. person (including a U.S. resident alien). Alternatively, a U.S. Shareholder can prevent backup withholding by providing a basis for an exemption from backup withholding.

If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the IRS and backup withholding in an amount equal to 28% of the gross proceeds of any payment received (in New Gold Shares and cash) hereunder. Backup withholding is not an additional U.S. federal income tax. Rather, if the required information is furnished to the IRS in a timely manner, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.  In the event the backup withholding amount with respect to the holder of Western Shares exceeds the amount of cash otherwise payable to such holder hereunder, New Gold and the Depositary will be permitted to sell sufficient New Gold Shares otherwise deliverable to such holder, to permit the appropriate backup withholding amount to be remitted to the IRS. If backup withholding results in an overpayment of taxes, a refund may be obtained by the holder from the IRS.

Certain holders are not subject to these backup withholding and reporting requirements. Exempt shareholders (including, among others, all corporations) are not subject to backup withholding requirements.  To prevent possible erroneous backup withholding, an exempt shareholder must enter its correct TIN in Part 1 of Substitute Form W-9, check the box “Exempt from backup withholding” and write “Exempt” on the face of such form, and sign and date the form.

A foreign person may qualify as an exempt shareholder by submitting a properly completed Form W-8, signed under the penalties of perjury, certifying such person’s exempt status.  A Form W-8 can be obtained from the IRS electronically through its website at www.irs.gov or from the Depositary.  Foreign shareholders are urged to consult their tax advisors about their qualification for exemption from backup withholding and the procedure for obtaining such exemption.

If a U.S. Shareholder does not have a TIN, such holder should: (i) write “Applied For” in the space for the TIN in Part I of the Substitute Form W-9; and (ii) sign and date the Substitute Form W-9 set out in Box I of this document. The Depositary will withhold on all payments made prior to the time a properly certified TIN is provided to it. A U.S. holder who writes “Applied For” in Part I of the Substitute Form W-9 should furnish the Depositary with such holder’s TIN as soon as it is received.

A U.S. SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE SUBSTITUTE FORM W-9 SET OUT IN THIS LETTER OF TRANSMITTAL MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE GROSS PROCEEDS OF ANY PAYMENTS (IN NEW GOLD SHARES AND CASH) MADE TO SUCH HOLDER PURSUANT TO THE TRANSACTION.

SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO (A) THE APPLICABILITY OF THE BACKUP WITHHOLDING AND INFORMATION REPORTING REQUIREMENTS TO THEM AND (B) THE PROPER COMPLETION OF THE SUBSTITUTE FORM W-9.

9.	Miscellaneous

(a)
If the space on this Letter of Transmittal is insufficient to list all certificates for Western Shares, additional certificate numbers and number of Western Shares may be included on a separate signed list affixed to this Letter of Transmittal.

(b)	If Western Shares are registered in different forms (e.g., “John Doe” and “J. Doe”) a separate Letter of Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits of Western Shares will be accepted and no fractional New Gold Shares will be issued.

(d)	Additional copies of the Letter of Transmittal may be obtained from the Depositary at the address set out on the back of this Letter of Transmittal.

(e)	This Letter of Transmittal will be construed in accordance with and be governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

THE DEPOSITARY FOR THE TRANSACTION IS:

Computershare Investor Services Inc.

The office of the Depositary is:

By Mail

P.O. Box 7021
31 Adelaide St E
Toronto, ON
M5C 3H2
Attention:  Corporate Actions

By Registered Mail, Hand or Courier

100 University Avenue
9th Floor
Toronto, ON
M5J 2Y1
Attention:  Corporate Actions

Inquiries

Toll Free (North America):  1-800-564-6253
Overseas: 1-514-982-7555
E-Mail: corporateactions@computershare.com

Any questions and requests for assistance may be directed by holders of Western Shares to the Depositary at the telephone number and locations set out above.